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CFC International, Inc.

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Mark this box with an X if you have made changes to your name or address details above.

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Annual Meeting Proxy Card
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A       Election of Directors

1.  The Board of Directors Recommends a vote FOR each nominee.

                       For  Withhold                            For  Withhold
01 - Roger F. Hruby                     05 - Dennis W. Lakomy
02 - William G. Brown                   06 - Richard Pierce
03 - Robert B. Covalt                   07 - David D. Wesselink
04 - Gregory M. Jehlik

B       Issues

Check here if you plan to attend the Annual Meeting.

In their discretion, on such other business as may properly come before the meeting.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 26, 2004, and the Annual Report to Stockholders.

Please sign exactly as name appears on the card. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or general partner, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date(mm/dd/yyyy)

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Proxy - CFC International, Inc.
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This Proxy is Solicited by the Board of Directors
for The Annual Meeting of Stockholders on April 30, 2004 at 9:30 a.m.

The undersigned hereby appoints Roger F. Hruby and Dennis W. Lakomy, and each of them, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of CFC International, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on April 30, 2004 at 9:30 a.m., at CFC International, Inc., 500 State Street, Chicago Heights, Illinois, and at any and all postponements and adjournments thereof, as follows:


This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the Nominees listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)